UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2012

Griffin-American Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, West Tower, Suite 200, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 270-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On February 7, 2012, we issued a press release announcing the acquisition of Spokane Integrated Medical Plaza, as further described in Item 8.01 below. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

On January 31, 2012, we, through G&E HC REIT II Spokane MOB, LLC, our wholly owned subsidiary, acquired Spokane Integrated Medical Plaza, or the Spokane MOB property, a multi-tenant medical office building located in Spokane, Washington, from Medistar Spokane Medical Center, LLC, an unaffiliated third party, for a contract purchase price of $32,500,000, plus closing costs. We financed the purchase price of the Spokane MOB property using a combination of debt financing, including: (i) the assumption of an existing loan with a then current principal amount of approximately $14,482,000; (ii) $19,000,000 in borrowings under our secured revolving line of credit with KeyBank; and (iii) funds raised through our initial public offering. In connection with the acquisition, we paid an acquisition fee to affiliates of our advisor of approximately $845,000, or 2.60% of the contract purchase price, which was paid as follows: (i) in shares of our common stock in an amount equal to 0.15% of the contract purchase price, at $9.00 per share, the established offering price as of the date of closing, net of selling commissions and dealer manager fees, or 5,417 shares, and (ii) the remainder in cash equal to 2.45% of the contract purchase price, or approximately $796,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Griffin-American Healthcare REIT II, Inc. Press Release, dated February 7, 2012

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

February 7, 2012	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Griffin-American Healthcare REIT II, Inc. Press Release, dated February 7, 2012